                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 26, 2000


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
            --------------------------------------------------------
                           (Exact Name of Registrant)


         New York                            333-64131                           13-3436103
------------------------------        ------------------------             -----------------------
(State or other jurisdiction          (Commission File Number)                  (IRS Employer
     of incorporation)                                                        Identification No.)


                      343 Thornall Street, Edison, NJ                08837
                  ----------------------------------------        ----------
                  (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:  (732) 205-0600



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Item 5.  Other Events:


         On or about December 26, 2000, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2 and Series 2000-3 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits     Description
                  --------     -----------
                  20.1         Monthly Reports with respect to the December 26,
                               2000 distribution



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 27, 2000

                                                THE CHASE MANHATTAN BANK,
                                                As Paying Agent, on behalf of
                                                Chase Funding, Inc.


                                                By: /s/ Andrew M. Cooper
                                                ------------------------
                                                Name: Andrew M. Cooper
                                                Title: Trust Officer





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                                 INDEX TO EXHIBITS
                                 -----------------

Exhibit No.                      Description
-----------                      -----------
20.1                             Monthly Reports with respect to the
                                 distribution to certificateholders on
                                 December 26, 2000.